                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D. C. 20549

                                        SCHEDULE 14A
                                       (Rule 14a-101)

                          INFORMATION REQUIRED IN PROXY STATEMENT
                                 SCHEDULED 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the Securities
                    Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                         [ X ]
Filed by a Party other than the Registrant      [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[ X ]  Definitive Additional Materials
[   ] Soliciting Material Pursuant to sec.240.14a-12

                                     Edison International
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           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)    Title of each class of securities to which transaction applies:
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     (2)    Aggregate number of securities to which transaction applies:
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     (3)    Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
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     (4)    Proposed maximum aggregate value of transaction:
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     (5)    Total fee paid:
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[   ]   Fee paid previously with preliminary materials.
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[   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)    Amount previously paid:
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     (2)    Form, Schedule or Registration Statement No.
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     (3)    Filing Party:
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     (4)    Date Filed:
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The following e-mail was sent on March 12, 2010 to Edison International registered and
401(k) Plan shareholders who requested e-mail delivery of their proxy materials:

Subject:  Edison International 2010 Annual Meeting

Dear Edison International Shareholder:

The 2010 Annual Meeting of Shareholders will be held at 9:00 a.m. on Thursday,
April 22, 2010 at the Hilton Los Angeles/San Gabriel Hotel, San Gabriel, CA, 91776.

Our records indicate that you consented to receive your proxy materials over the Internet.
This e-mail provides the information you will need to view the proxy materials online and vote your shares.

The Proxy Statement and 2009 Annual Report are available at www.edison.com/annualmeeting.

The Notice of Annual Meeting is included in the Proxy Statement.

You may use the Internet to vote your proxy 24 hours a day, 7 days a week, through 9:00
p.m. Pacific time on April 21, 2010. You will need the following important numbers to access the Internet voting site and vote your shares:

Your company number: 000
Your personal eleven-digit control number: 00000000000

Thank you for your attention to this important matter.